Exhibit 10.1

[Execution Version]

November 6, 2013

JPMorgan Chase Bank, N.A.

2200 Ross Avenue, Third Floor

Dallas, Texas 75201

Attention: Kimberly A. Bourgeois

Re:	Sixteenth Amendment to Credit Agreement dated as of January 18, 2008 among Approach Resources Inc. (“Borrower”), JPMorgan Chase Bank, N.A. and the institutions named therein (“Lenders”) and JPMorgan Chase Bank, N.A., as Agent (“Agent”)

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of January 18, 2008 among Approach Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Agent (“Agent”), and the Lenders that are signatory parties hereto (the “Lenders”), as amended by amendments dated February 19, 2008, May 6, 2008, August 26, 2008, April 8, 2009, July 8, 2009, October 30, 2009, February 1, 2010, May 3, 2010, October 21, 2010, May 4, 2011, October 7, 2011, December 20, 2011, September 7, 2012, November 16, 2012, May 1, 2013 and as of the date hereof (as amended, the “Loan Agreement”). All capitalized terms herein shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to this Fifteenth Amendment (the “Amendment”), Agent, Lenders and Borrower agree, effective as of the date hereof, as follows:

1. Increase to Borrowing Base and Commitment. As of the date hereof, the Borrowing Base and Commitment under the Loan Agreement are increased to $350,000,000.

2. Assignments of Commitments. As of the date hereof, Lenders have agreed to revise the current Commitment Percentages of each Lender shown on the revised Schedule I attached hereto. Such changes in the Lender Commitments shall be deemed to have been consummated pursuant to the terms of the form of Assignment and Acceptance Agreement attached to the Loan Agreement as Exhibit “D” as if each Lender had executed an Assignment and Acceptance Agreement with respect to such assignments, such that those Lenders whose Commitment Percentage has been reduced shall be deemed to have assigned to those Lenders whose Commitment Percentage has been increased such portion of such Lender’s existing Commitment Percentage that results in each Lender having the Commitment Percentage set forth below under the column “Commitment Percentage” on Schedule I hereto.

3. Revised Schedule I. Schedule I to the Loan Agreement is hereby deleted and the attached Schedule I is substituted therefor.

4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

(a) The Amendment. Borrower, each Guarantor and each Lender shall have duly and validly executed and delivered this Amendment to Agent.

(b) Replacement Notes. Borrower shall have duly and validly executed and delivered to each of the Lenders, if requested by such Lenders, replacement Notes reflecting the percentage of each Lender’s Pro Rata Part of the Facility Amount. Promptly upon receipt of a replacement Note, each Lender shall deliver to Borrower all existing Notes held by each such Lender.

(c) Corporate/Partnership/Company Proceedings. All corporate, limited liability company and/or partnership proceedings, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, and its legal counsel.

5. Ratification by Guarantors. Each Guarantor hereby ratifies and reaffirms all of its obligations under its Guaranty Agreement (the “Guaranty”) of Borrower’s obligations under the Loan Agreement, as amended hereby. Each Guarantor also hereby agrees that nothing in this Amendment shall adversely affect any right or remedy of Lenders under the Guaranty and that the execution and delivery of this Amendment shall in no way change or modify its obligations as guarantor under the Guaranty. Although each Guarantor has been informed by Borrower of the matters set forth in this Amendment and such Guarantor has acknowledged and agreed to the same, such Guarantor understands that Agent has no duty to notify such Guarantor or to seek such Guarantor’s acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.

6. Representations and Warranties. By executing this Amendment, Borrower hereby represents, warrants and certifies to Lenders that, as of the date hereof, (a) there exists no Event of Default or events which, with notice or lapse of time, would constitute an Event of Default; (b) Borrower has performed and complied with all agreements and conditions contained in the Loan Agreement or the other Loan Documents which are required to be performed or complied with by Borrower; and (c) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true in all material respects, with the same force and effect as though made on and as of the date hereof (except to the extent that such representations and warranties related solely to an earlier date).

7. Confirmation and Ratification. Except as affected by the provisions set forth herein, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by all parties. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement or the other Loan Documents.

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8. Reference to Loan Agreement. Each of the Loan Agreement and the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement, the Loan Documents and such other documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

9. Multiple Counterparts. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. No party to this Amendment shall be bound hereby until a counterpart of this Amendment has been executed by all parties hereto. Delivery of an executed counterpart of a signature page of this agreement by facsimile or portable document format (“.pdf”) shall be effective as delivery of a manually executed counterpart of this agreement.

10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

11. Final Agreement. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT ALL PROMISSORY NOTES, ANY SEPARATE FEE LETTER AGREEMENT WITH RESPECT TO FEES PAYABLE TO AGENT AND ANY OTHER LOAN DOCUMENTS EXECUTED PURSUANT THERETO OR HERETO, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES.

Please signify your acceptance to the foregoing terms and provisions by executing a copy of this Amendment at the space provided below.

[Signature Pages to Follow]

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Very truly yours,

BORROWER:

APPROACH RESOURCES INC., a Delaware corporation

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

GUARANTORS:

APPROACH OIL & GAS INC., a Delaware corporation

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

APPROACH RESOURCES I, LP, a Texas limited partnership

By:	Approach Operating, LLC,
a Delaware limited liability company, its general partner

By:	Approach Resources Inc.,
a Delaware corporation,
its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

[Signature Page]

APPROACH SERVICES, LLC,
a Delaware limited liability company

By:	Approach Resources Inc.,
a Delaware corporation,
its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

APPROACH MIDSTREAM HOLDINGS LLC, a Delaware limited liability company

By:	Approach Resources Inc.,
a Delaware corporation,
its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

[Signature Page]

ACCEPTED AND AGREED TO
effective as of the date and year first above written:

AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ David M. Morris
David M. Morris, Authorized Officer

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ David M. Morris
David M. Morris, Authorized Officer

[Signature Page]

KEYBANK NATIONAL ASSOCIATION, Lender and Documentation Agent

By:	/s/ Sherrie I. Mason

Name:	Sherrie I. Mason
Title:	Senior Vice President

[Signature Page]

FROST BANK, formerly The Frost National Bank

By:	/s/ Alex Zemkoski

Name:	Alex Zemkoski
Title:	Senior Vice President

[Signature Page]

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey

Name:	Kristan Spivey
Title:	Authorized Signatory

[Signature Page]

WELLS FARGO BANK, N.A.

By	/s/ Muhammed A. Dhamani

Name:	Muhammed A. Dhamani
Title:	Vice President

[Signature Page]

Schedule I

	Note Amount	Commitment Amount	Commitment Percentage
JPMorgan Chase Bank, NA	$145,414,300.00	$101,790,010.00	29.0828600%
Key Bank National Association	$108,653,800.00	$76,057,660.00	21.7307600%
Royal Bank of Canada	$108,653,800.00	$76,057,660.00	21.7307600%
Frost Bank	$73,828,100.00	$51,679,670.00	14.7656200%
Wells Fargo Bank, N.A.	$63,450,000.00	$44,415,000.00	12.6900000%
TOTAL	$500,000,000.00	$350,000,000.00	100.0000000%

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